Exhibit 99.1

MEDIA RELEASE

Former Lockheed Martin Chief Financial Officer Joins Rocket Lab Board of Directors

Long Beach, Calif. August 22, 2024 – Rocket Lab USA, Inc. (Nasdaq: RKLB) (“Rocket Lab” or “the Company”), a global leader in launch services and space systems, today announced that Kenneth (Ken) Possenriede has been appointed to the Company’s Board of Directors.

A seasoned executive with strong business and financial acumen, Mr. Possenriede joins Rocket Lab after a 35-year career at Lockheed Martin Corporation in financial leadership positions, including serving as Chief Financial Officer (CFO).

“Ken’s deep aerospace and defense industry experience, combined with accomplished financial leadership, adds even more horsepower to Rocket Lab’s already impressive board line-up,” said Rocket Lab’s founder and Chief Executive Officer, Sir Peter Beck. “We’re building the space company of the future here – an end-to-end space company that truly unleashes the potential of space as the next industrial revolution in human history. Ken played a key role in the growth and success of the traditional space model. Now we’re excited to have him help us build the future.”

“Rocket Lab has quickly but strategically risen to the ranks of global space leader and I’m incredibly excited to join the formidable team behind this,” says Mr. Possenriede. “From the success of Electron as the world’s leading small launcher, and the impressive growth of Rocket Lab’s extensive space systems business, to the impressive progress on Neutron, I’ve long admired Rocket Lab’s ability to execute and shake up the industry by overdelivering and outperforming. I look forward to supporting this trajectory as the Company executes on the vision to be the leading end-to-end space company.

Mr. Possenriede brings to Rocket Lab deep experience in capital markets, customer relationships and scaling businesses. Prior to assuming the post of CFO and Lockheed Martin Corporation, Mr. Possenriede served as Vice President of Finance and Program Management for Lockheed Martin Aeronautics Company where he was responsible for leading finances and program management processes, including accounting, contracts, business management, financial planning, scheduling and earned value. Mr. Possenriede also served as Vice President and Treasurer for Lockheed Martin Corporation. In that role, he was responsible for all aspects of the corporation’s worldwide banking activity, including global treasury operations, foreign exchange and capital markets, rating agency relations, capital planning, facilities and risk management. Mr. Possenriede also served as Lockheed Martin Corporation’s Vice President of Finance for the Electronic Systems organization, where he was responsible for all aspects of the business unit’s financial and contractual processes and commitments.

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Mr. Possenriede holds a Master of Business Administration from the University of Michigan and bachelor’s degree from Rutgers University in economics. He also currently serves as an advisor to the Rutgers Foundation Board of Directors.

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+ Rocket Lab Media Contact

Morgan Connaughton

media@rocketlabusa.com

+ About Rocket Lab

Rocket Lab is a global leader in launch and space systems. Rocket Lab’s Electron launch vehicle is the second most frequently launched U.S. rocket annually and has delivered more than 190 satellites to orbit for commercial and Government partners, including NASA, the U.S. Air Force, DARPA and the NRO. Rocket Lab also delivers proven suborbital hypersonic launch capability with its HASTE launch vehicle. Building on the deep heritage of Electron, Rocket Lab is developing Neutron, an advanced 13-tonne payload class, reusable launch vehicle tailored for constellation deployment and interplanetary missions. Rocket Lab is also a premier supplier of advanced satellites, flight-proven subsystems and spacecraft components. At a component level, Rocket Lab spacecraft technology spans space solar power, composite structures, flight software, star trackers, reaction wheels, separation systems, and more. Rocket Lab satellite technology and components have been integrated into more than 1,700 satellite missions globally. www.rocketlabusa.com.

+ Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding our launch and space systems operations, launch schedule and window, safe and repeatable access to space, Neutron development, operational expansion and business strategy are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “strategy,” “future,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to the factors, risks and uncertainties included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as such factors may be updated from time to time in our other filings with the

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MEDIA RELEASE

Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at www.rocketlabusa.com, which could cause our actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

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